UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 18, 2006


                                 NCT Group, Inc.
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             (Exact name of Registrant as specified in its charter)


           Delaware                  0-18267                  59-2501025
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)            Identification No.)


20 Ketchum Street, Westport, CT                                  06880
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number including area code:           (203) 226-4447
                                                          ----------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

The  information in this Report,  including the exhibit,  is provided under Item
2.02 of Form 8-K and, pursuant to General Instruction B.2. thereunder, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibit shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.


Item 2.02.     Results of Operations and Financial Condition.

     On August 18, 2006, NCT Group, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01.     Financial Statements and Exhibits.

(c)  Exhibits

99.1     Text of Press Release issued by NCT Group, Inc., dated August 18, 2006.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  NCT GROUP, INC.


                                                  By:  /s/  Cy E. Hammond
                                                       -------------------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:    August 21, 2006


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


                                  EXHIBIT INDEX


Exhibit No.    Description of Exhibit
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99.1           Text of Press Release issued by NCT Group, Inc., dated August 18,
               2006.


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